UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 6, 2003

                                PPT VISION, INC.
                                ----------------
             (Exact name of Registrant as specified in its charter)

       Minnesota                     0-11518                   41-1413345
       ---------                     -------                   ----------
(State or other jurisdiction      (Commission File           (I.R.S. Employer
of incorporation)                      Number)              Identification No.)

12988 Valley View Road
Eden Prairie, Minnesota                                          55344
-----------------------                                          -----
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code     (952) 996-9500


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Items 1-4, 6 and 8-12 are not applicable and therefore omitted.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On October 14, 2003, PPT VISION, Inc. announced the receipt of an order for 40 IMPACT machine vision micro-systems.

      A copy the press release dated October 14, 2003, announcing receipt of large order for IMPACT machine vision micro-systems is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1 Press release issued October 14, 2003, announcing receipt of large order for IMPACT machine vision micro-systems.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    PPT VISION, INC.

                                                    By /s/ Timothy C. Clayton
                                                       -----------------------
                                                       Timothy C. Clayton
                                                       Chief Financial Officer

Dated: October 14, 2003